SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 29, 2004


                                  NELNET, INC.
                    (Exact name of registrant as specified in its charter)


            NEBRASKA                 001-31924               84-0748903
  (State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)

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                    121 SOUTH 13TH STREET
                          SUITE 201
                      LINCOLN, NEBRASKA                               68508
           (Address of principal executive offices)                (Zip Code)

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Registrant's telephone number, including area code (402) 458-2370



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Item 12. Results of Operations and Financial Condition.

        On July 29, 2004, Nelnet, Inc. issued a press release with respect to its earnings for the fiscal quarter ended June 30, 2004, which is furnished as
Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2004

                                     NELNET, INC.




                                     By:     /s/ Terry J. Heimes
                                         --------------------------------------
                                         Name:   Terry J. Heimes
                                         Title:  Chief Financial Officer

                                  NELNET, INC.
                                    Form 8-K
                                 CURRENT REPORT
                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------

99.1                  Press Release dated July 29, 2004

99.2                  Additional Information Available on the
                      Registrant's Website